Phoenix Insight Funds Trust

Supplement dated January 10, 2008 to the Class A and Class C Shares Prospectus and to the Class I Shares Prospectus, each dated May 1, 2007, as supplemented May, 1, 2007, May 24, 2007, August 20, 2007, September 7, 2007, November 9, 2007 and December 10, 2007; and to the Statement of Additional Information (“SAI”) dated May 1, 2007, as supplemented May 1, 2007, May 24, 2007, August 20, 2007, September 7, 2000, November 9, 2007, December 10, 2007 and December 21, 2007

Important Notice to Investors

The funds’ investment adviser has agreed to voluntarily continue the expense limitation arrangements described in a footnote to each of the applicable Equity and Fixed Income Fund Fees and Expenses tables appearing in the funds’ current prospectuses and in narrative disclosure appearing in the SAI, which expense limitations were contractual until December 31, 2007. The relevant disclosure is hereby amended to indicate that the investment adviser’s obligation for these expense limitation arrangements is now voluntary and that such arrangements may be discontinued at any time.

In addition, the “Portfolio Management” disclosure is amended to remove all references to Mark Wimer as Portfolio Manager of the Insight Core Equity Fund, the Insight Index Fund and the Insight Value Equity Fund (formerly the Insight Equity Fund). The disclosure is further amended to add C. Thomas Johnson as a Portfolio Manager of the Insight Index Fund.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

PXP 5082/ExpCapExt/PM (1/08)